FVIT P1 12/23

FRANKLIN VALUE INVESTORS TRUST

SUPPLEMENT DATED DECEMBER 15, 2023

TO THE PROSPECTUS MARCH 1, 2023,

OF
FRANKLIN SMALL CAP VALUE FUND (THE “FUND”)

The first paragraph of the section titled “Franklin Small Cap Value Fund - Fund Summaries” and of the section titled “Franklin Small Cap Value Fund - Fund Details” of the Fund’s Prospectus is hereby deleted and replaced with the following:

The Fund is closed to new investors. Existing investors who had an open and funded account on May 27, 2021 can continue to invest through exchanges and additional purchases. The following categories of investors can continue to open new accounts in the Fund: (1) trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) employee sponsored retirement plans or benefit plans and their participants where the Fund was available to participants prior to the Fund’s closure; (4) employee sponsored retirement plans or benefit plans that approved the Fund as an investment option prior to May 27, 2021, but have not opened an account as of that date, provided that the initial account was opened with the Fund on or prior to the Fund’s closure; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds and funds for which Franklin Templeton investment managers provide advisory or sub-advisory services upon prior approval by the Fund’s investment manager. The Fund reserves the right to make additional exceptions that, in its judgment, do not adversely affect the portfolio managers’ ability to manage the portfolio. The Fund may restrict, reject or cancel any purchase order, including an exchange request, and reserves the right to modify this policy at any time.

Please retain this supplement for future reference